Series Number: 1
For period ending 11/30/12

48)	Investor, A, C & R
First $1 billion 1.500%
Next $1 billion 1.200%
Over $2 billion 1.100%

Institutional
First $1 billion 1.300%
Next $1 billion 1.000%
Over $2 billion 0.900%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           13,149
                                Institutional Class                                           1,737
           2. Dividends for a second class of open-end company shares
                                A Class                                           1,045
C Class                                           -
                                R Class                                                      3

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1098
                                 Institutional Class                                           $0.1494
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0598
C Class                                            -
R Class                                           $0.0102

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      112,489
                      Institutional Class                                                      12,501
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           17,521
                                C Class                                            224
R Class                                            198

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.27
                      Institutional Class                                           $11.24
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $11.33
                                C Class                                            $11.14
R Class                                            $11.41
Series Number: 2
For period ending 11/30/12

48)	Investor, A, C & R
First $500 million 1.750%
Next $500 million 1.400%
Over $1 billion 1.200%

Institutional
First $500 million 1.550%
Next $500 million 1.200%
Over $1 billion 1.000%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           128
                                Institutional Class                                           158
2. Dividends for a second class of open-end company shares
                                A Class                                                      -
                                C Class                                                      -
                                R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0019
                      Institutional Class                                           $0.0211
2. Dividends for a second class of open-end company shares
                      A Class                                           -
C Class                                           -
R Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      57,786
                      Institutional Class                                                      4,782
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           289
                                C Class                                            9
R Class                                            29

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $10.08
                      Institutional Class                                           $10.20
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $9.81
                                C Class                                            $9.83
R Class                                            $9.96
Series Number: 3
For period ending 11/30/12

48)	Investor, A, C & R
First $250 million 1.850%
Next $250 million 1.750%
Next $500 million 1.500%
Over $1 billion 1.250%

Institutional
First $250 million 1.650%
Next $250 million 1.550%
Next $500 million 1.300%
Over $1 billion 1.050%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           -
Institutional Class                                           51
           2. Dividends for a second class of open-end company shares
                                A Class                                                      -
                                C Class                                                      -
                                R Class                                                      -

73A)           1. Dividends from net investment income
                      Investor Class                                           -
                                 Institutional Class                                           $0.0148
2. Dividends for a second class of open-end company shares
                                A Class                                           -
C Class                                           -
R Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      54,110
                      Institutional Class                                                      3,333
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           1,698
                                C Class                                            440
R Class                                            100

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $8.36
                      Institutional Class                                           $8.56
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $8.09
                      C Class                                            $7.67
R Class                                            $8.23

Series Number: 4
For period ending 11/30/12

48)	Investor, A, C & R
First $1 billion 1.300%
Next $1 billion 1.150%
Over $2 billion 1.050%

Institutional
First $1 billion 1.100%
Next $1 billion 0.950%
Over $2 billion 0.850%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           1,028
                      Institutional Class                                                      195
           2. Dividends for a second class of open-end company shares
                      A Class                                           14
C Class                                                      -
                      R Class                                                      -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0278
                      Institutional Class                                           $0.0466
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0043
C Class                                            -
R Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      38,822
                      Institutional Class                                                      4,852
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           3,577
                                C Class                                            464
R Class                                            168

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $9.63
                      Institutional Class                                           $9.73

2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $9.49
                                C Class                                            $8.84
R Class                                            $9.47

Series Number: 7
For period ending 11/30/12

48)	Investor, A, C & R
First $250 million 2.000%
Next $250 million 1.800%
Next $500 million 1.600%
Over $1 billion 1.400%

Institutional
First $250 million 1.800%
Next $250 million 1.600%
Next $500 million 1.400%
Over $1 billion 1.200%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      13,923
                      Institutional Class                                                      6
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           271
                                C Class                                            17
R Class                                            15

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $7.14
                      Institutional Class                                           $7.21
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $7.12
                                C Class                                            $7.04
R Class                                            $7.10

Series Number: 9
For period ending 11/30/12

48)	Investor, A, C & R
First $1 billion 1.300%
Next $1 billion 1.200%
Over $2 billion 1.100%
Institutional
First $1 billion 1.100%
Next $1 billion 1.00%
Over $2 billion 0.900%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           190
Institutional                                           5
                      2. Dividends for a second class of open-end company shares
                                A Class                                           232
                                C Class                                           10
                                R Class                                                      3

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1321
Institutional Class                                           $0.1467
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1138
C Class                                           $0.0591
R Class                                           $0.0956

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      1,409
Institutional Class                                                      32
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,906
C Class                                            191
                                R Class                                            38

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $7.40
Institutional                                            $7.39
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $7.43
                                C Class                                            $7.40
R Class                                            $7.40